Exhibit 32
Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
The undersigned, James J. Leto, President and Chief Executive Officer of GTSI Corp. (“the Company”) and Peter Whitfield, Interim Chief Financial Officer of the Company, certify that the Amended Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2008 filed by GTSI Corp. with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents in all material respects, the financial condition and results of operations of GTSI Corp.
Date: September 19, 2008

/s/ JAMES J. LETO
James J. Leto
Chief Executive Officer

/s/ PETER WHITFIELD
Peter Whitfield
Interim Chief Financial Officer